ROI ACQUISITION CORP. ANNOUNCES AMENDMENT TO BUSINESS COMBINATION

AGREEMENT AND PLAN OF MERGER AND SETS NEW DATE FOR SPECIAL MEETINGS

OF STOCKHOLDERS AND PUBLIC WARRANTHOLDERS

Special Meetings of Stockholders and Public Warrantholders to be held on May 21, 2013

NEW YORK, NY — May 9, 2013 — ROI Acquisition Corp. (NASDAQ: ROIQ; ROIQW; ROIQU) (ROI) announced today that on May 8, 2013 it entered into an Amendment No. 1 to the Business Combination Agreement and Plan of Merger (the “Amendment”), which Amendment amends the Business Combination Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 31, 2013, by and among ROI, ROI Merger Sub Corp., ROI Merger Sub LLC and EveryWare Global, Inc., and also decided to seek additional amendments to the warrant agreement governing its outstanding warrants (the “Warrant Agreement”).

The Amendment provides for the following changes to the closing conditions contemplated by the Merger Agreement: (i) the removal of the condition that the shares of common stock to be issued by ROI pursuant to the Merger Agreement shall have been approved for listing on the NASDAQ Capital Market; and (ii) the addition of a condition that the holders of at least 65% of the outstanding public warrants approve the proposed amendments to ROI’s Warrant Agreement.

The additional amendments to the Warrant Agreement would: (a) reduce by 50% the number of shares of ROI’s common stock for which all outstanding warrants (including all warrants held by ROI’s sponsor) are exercisable (from one share to one-half share), with the warrant price being proportionally reduced to $6.00 per one-half share, and (b) provide for the cashless exercise of the public warrants under certain circumstances at the election of the post-merger company. If this amendment is approved, each holder of a warrant as of immediately prior to the Business Combination will receive $0.50 per warrant, which will be payable promptly following the closing.

On May 9, 2013, ROI filed with the SEC a Registration Statement on Form S-4 containing a preliminary proxy statement/prospectus, which is substantially the same as the definitive proxy statement dated April 29, 2013, except that it has been revised to reflect the Amendment and the additional proposed amendments to the Warrant Agreement. ROI was required to include the proxy statement/prospectus in a Form S-4 because the amendment to the warrants could be viewed under securities laws as the issuance of a new security. As result of the additional proposed amendment to the Warrant Agreement and the need to file the Form S-4, ROI announced today that the special meeting in lieu of annual meeting of stockholders and the special meeting of public warrantholders being held to consider and vote upon several proposals related to the previously announced prospective business combination in which ROI will acquire EveryWare Global, Inc. will be held on May 21, 2013, at 10:00 a.m., Eastern time, and 10:30 a.m., Eastern time, respectively, at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York. The special meeting of stockholders and the special meeting of public warrantholders were initially scheduled to be held on May 13, 2013.

Only holders of record of ROI’s common stock and public warrants, respectively, at the close of business on April 15, 2013 will be entitled to notice of the special meeting in lieu of annual meeting of stockholders and the special meeting of public warrantholders, respectively, and to vote at the special meeting in lieu of annual meeting of stockholders and the special meeting of public warrantholders (and any adjournments or postponements thereof), respectively. The deadline for stockholders to exercise their redemption rights is 4:30 p.m. EDT on May 17, 2013 (two business days before the special meeting). Further details on the exercise of redemption rights and the full agenda for each of the meetings are contained in the Registration Statement on Form S-4 of ROI that includes a proxy statement and prospectus of ROI, which will be mailed to all stockholders and public warrantholders of record as of April 15, 2013.

About EveryWare Global, Inc.

EveryWare Global, Inc. is a leading global marketer of tabletop and food preparation products for the consumer and foodservice markets, with operations in the United States, Canada, Mexico, Latin America, Europe and Asia. Its global platform allows it to market and distribute internationally its total portfolio of products, including bakeware, beverageware, serveware, storageware, flatware, dinnerware, crystal, buffetware and hollowware; premium spirit bottles; cookware; gadgets; candle and floral glass containers; and other kitchen products, all under a broad collection of widely-recognized brands. Driven by devotion to design, EveryWare Global, Inc. is recognized for providing quality tabletop and kitchen solutions through its consumer, foodservice, specialty and international channels. EveryWare Global, Inc. was formed through the merger of Anchor Hocking, LLC and Oneida Ltd. in March of 2012.

About ROI Acquisition Corp.

ROI Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ROI Acquisition Corp. and one or more businesses. ROI Acquisition Corp. is a Delaware corporation formed in 2011 and is sponsored by Clinton Group, Inc., a multi-strategy private investment firm founded in 1991. ROI’s securities are traded on NASDAQ under the ticker symbols ROIQ, ROIQW and ROIQU.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

ROI has filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that includes a proxy statement and prospectus of ROI in connection with the proposed business combination and will mail the definitive proxy statement/prospectus and other relevant documents to its stockholders and public warrantholders. ROI stockholders, public warrantholders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with ROI’s solicitation of proxies for the stockholder and public warrantholder meetings to be held to, among other things, approve the business combination, because the proxy statement/prospectus contains important information about ROI, EveryWare Global, Inc. and the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders and public warrantholders of record of ROI as of April 15, 2013. Stockholders and public warrantholders may also obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: ROI Acquisition Corp., 601 Lexington Avenue, 51st Floor, New York, New York 10022, Attn.: Joseph A. De Perio, President.

PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders and public warrantholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in ROI is contained in the Company’s Registration Statement (and will be included in the definitive proxy statement/prospectus).

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, EveryWare Global, Inc. and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and Plan of Merger for the business combination (Business Combination Agreement); (2) the outcome of any legal proceedings that may be instituted against ROI, EveryWare Global, Inc. or others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of ROI or other conditions to closing in the Business Combination Agreement; (4) the ability to meet Nasdaq’s listing standards following the merger; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that EveryWare Global, Inc. may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated in ROI’s proxy statement/prospectus, including those under “Risk Factors” therein, and other filings with the SEC by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI and EveryWare Global, Inc. undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts:

Josh Hochberg

Sloane & Company

(212) 446-1892

jhochberg@sloanepr.com

Erica Bartsch

Sloane & Company

(212) 446-1875

ebartsch@sloanepr.com

Connie Laux

Clinton Group, Inc.

(212) 825-0400